SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 26, 1996


THE NATIONAL COLLEGIATE TRUST 1996-S2 (as issuer under the Indenture, dated as of November 1, 1996, providing for the issuance of 7.30% Class A Collateralized Student Loan Bonds, Series 1996-S2 and 8.15% Class B Collateralized Student Loan Bonds, Series 1996-S2)


                      The National Collegiate Trust 1996-S2
--------------------------------------------------------------------------------
               (Exact name of Issuer as specified in its charter)


        Delaware                      33-63616               51-0378319
----------------------------        -----------           ----------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
    of Incorporation)               File Number)        Identification Number)


c/o Delaware Trust Capital Management, Inc.
          900 Market Street
         Wilmington, Delaware                                     19801
        ---------------------                                   ----------
        (Address of Principal                                   (Zip Code)
          Executive Offices)


Registrant's telephone number, including area code (302) 421-7748


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


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Bonds and the Student Loan Pool

         On November 26, 1996, two series of bonds, entitled 7.30% Class A Collateralized Student Loan Bonds, Series 1996-S2 and 8.15% Collateralized Student Loan Bonds, Series 1996- S2 (the "Bonds") were issued pursuant to an indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of November 1, 1996, between Delaware Trust Capital Management, Inc., as owner trustee for The National Collegiate Trust 1996-S2 (the "Issuer"), and State Street Bank and Trust Company, as indenture trustee (the "Trustee"). The Bonds are collateralized by a pool of student loans (the "Student Loans") made to students at the educational institutions identified below (the "Owner Participants") that hold the beneficial ownership interests in the Issuer. The Student Loans were purchased by the Issuer directly from either The First National Bank of Boston and Bank of America National Association, as indicated below, simultaneously with the closing for the sale of the Bonds. The trust estate of the Issuer (the "Trust Estate") consists primarily of 2,551 Student Loans with an initial aggregate principal amount as of November 26, 1996 of $5,444,273. The following is a list of the Owner Participants whose students are borrowers of the Student Loans held by the Issuer, together with the percentage of their ownership interest in the Issuer:


Name Of Institution                      Percentage Interest                       Originator
-------------------                      -------------------                       ----------
Albright College                                 7.74%                  The First National Bank of Boston
Babson College                                   0.38%                  The First National Bank of Boston
Beaver College                                   4.61%                  The First National Bank of Boston
Bennington College                               2.25%                  The First National Bank of Boston
Catholic University                              0.19%                  The First National Bank of Boston
Clarkson University                             33.61%                  The First National Bank of Boston
Franklin Pierce College                          5.09%                  The First National Bank of Boston
Geneva College                                   0.52%                  The First National Bank of Boston
Hartwick College                                23.11%                  The First National Bank of Boston
Kings College                                    0.05%                  The First National Bank of Boston
Linfield College                                 0.49%                  Bank of America National Association
Lycoming College                                 1.58%                  The First National Bank of Boston
Mount Ida College                                2.85%                  The First National Bank of Boston
Oglethorpe University                            0.27%                  The First National Bank of Boston
St. Anselm College                               2.40%                  The First National Bank of Boston
Santa Clara University                           0.54%                  Bank of America National Association
Tulane University                                2.13%                  The First National Bank of Boston
Utica College                                    3.10%                  The First National Bank of Boston
Wesleyan College                                 9.09%                  The First National Bank of Boston


         The Bonds were sold by the Issuer to BA Securities, Inc. (the "Underwriter") pursuant to a Master Underwriting Agreement, dated as of April 3, 1996, between The National Collegiate Trust (the "Depositor") and the Underwriter, and the Terms Agreement, dated November 20, 1996, among the Depositor, the Issuer and the Underwriter, attached hereto as Exhibit 1.1.

         The Bonds will bear a fixed interest rate from the Closing Date of 7.30% per annum with respect to the Class A Bonds and 8.15% per annum with respect to the Class B Bonds until the principal amount of each Class the Bonds is paid in full, as more fully described in the Indenture. Interest on the Bonds will be payable semiannually on the 20th day of each March and September, or, if such 20th day is not a Business Day, on the first Business Day thereafter, commencing on March 20, 1997 (each an "Interest Payment Date"). Interest is payable on the Bonds in an amount equal to the interest accrued on the unpaid principal amount of Bonds during the six-month period (or for the initial Interest Payment Date, the period commencing with the Closing Date) ending on the last day preceding each such Interest Payment Date. In addition, as more fully described in the Indenture, principal payments on the Bonds will be payable semiannually, pro rata among each Class on the basis of the principal balance thereof, on the 20th day of each March and September, or, if such 20th day is not a Business Day, on the first Business Day thereafter, commencing (i) with respect to the Class A Bonds, on September 20, 2000 and (ii) with respect to the Class B Bonds, following the payment in full of the Class A Bonds (which initially may be the same Principal Payment Date on which the Class A Bonds are paid in full) (each, a "Principal Payment Date"; together with the related Interest Payment Date, a "Payment Date"), from all amounts on deposit in the reserve fund (the "Reserve Fund") established and maintained by the Trustee for the benefit of the holders of the Bonds pursuant to the Indenture, less the amount of interest payable on the Bonds on the next succeeding Payment Date (the "Interest Reserve Amount"), and, thereafter in an aggregate amount equal to the sum (net of servicing fees) of: (i) monthly interest collected with respect to the Student Loans during the six-month period ending on the 15th day of the calendar month in which the related Payment Date occurs (each such period, a "Collection Period") in excess of the amount needed to make the interest payment on the Bonds and to pay certain expenses on such Principal Payment Date; (ii) all monthly principal collected with respect to the Student Loans during the related Collection Period together with any and all prepayments received with respect to the Student Loans during the Collection Period; (iii) net liquidation proceeds related to defaulted Student Loans received during the Collection Period, including late payment charges on the Student Loans, if any; (iv) reinvestment income deposited in the Collateral Proceeds Account established and maintained by the Trustee for the benefit of the holders of the Bonds; and (v) funds in the Reserve Fund in excess of the Interest Reserve Amount and less payment of certain expenses.

         Capitalized terms used in this Item 2 hereof and not otherwise defined shall have the meanings assigned to them in the Indenture.

         Items 1, 3, 4, 5, 6 and 8 are not included because they are not applicable.

         Item 7.  Financial Statements and Exhibits

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits

                  1.1 Terms Agreement, dated April 3, 1996, among The National Collegiate Trust as Depositor, the Issuer and the Underwriter.

                  3.(I).1 Trust Agreement, dated as of November 7, 1996, between Delaware Trust Capital Management, Inc. and The National Collegiate Trust 1996-S2.

                  3.(I).2 Trust Agreement, dated as of November 7, 1996, between Delaware Trust Capital Management, Inc. and NCT Holdings, Inc. as owner.

                  4.1 Indenture, dated as of November 1, 1996, between Delaware Trust Capital Management, Inc., as owner trustee for The National Collegiate Trust 1996-S2, and State Street Bank and Trust Company, as indenture trustee.

                  10.1 Note Purchase Agreement, dated as of August 1, 1996, between Bank of America National Association, as program lender and The National Collegiate Trust 1996-S2.

                  10.2 Administration Agreement, dated as of November 1, 1996, among the Issuer, Delaware Trust Capital Management, Inc., as owner trustee for The National Collegiate Trust 1996-S2, State Street Bank and Trust Company, as indenture trustee and First Marblehead Data Services Inc. as Administrator.

                  99.1 Program Manual of The National Collegiate Trust-Guaranteed Access to Education (GATE(sm)) Student Loan Program.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   THE NATIONAL COLLEGIATE TRUST 1996-S2


                                   By:     DELAWARE TRUST CAPITAL
                                           MANAGEMENT, INC., not in its
                                           individual capacity but as Owner
                                           Trustee


                                   By:     /s/ Richard N. Smith
                                           --------------------
                                   Name:   Richard N. Smith
                                   Title:  Vice President


Dated:  December 9, 1996

                                 EXHIBITS TABLE


                  1.1 Terms Agreement, dated November 20, 1996, among The National Collegiate Trust as Depositor, the Issuer and the Underwriter.

                  3.(I).1 Trust Agreement, dated as of November 7, 1996, between Delaware Trust Capital Management, Inc. and The National Collegiate Trust 1996-S2.

                  3.(I).2 Trust Agreement, dated as of November 7, 1996, between Delaware Trust Capital Management, Inc. and NCT Holdings, Inc. as owner.

                  4.1 Indenture, dated as of November 1, 1996, between Delaware Trust Capital Management, Inc., as owner trustee for The National Collegiate Trust 1996-S2, and State Street Bank and Trust Company, as indenture trustee.

                  10.1 Note Purchase Agreement, dated as of August 1, 1996, between Bank of America National Association, as program lender, and The National Collegiate Trust 1996-S2.

                  10.2 Administration Agreement, dated as of November 1, 1996, among the Issuer, Delaware Trust Capital Management, Inc., as owner trustee for The National Collegiate Trust 1996-S2, State Street Bank and Trust Company, as indenture trustee and First Marblehead Data Services Inc. as Administrator.

                  99.1 Program Manual of The National Collegiate Trust-Guaranteed Access to Education (GATE(sm)) Student Loan Program.